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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) January 20, 1999

                        MMCA Auto Owner Trust 1999-1
                    (Issuer with respect to the Notes)
                        MMCA Auto Receivables, Inc.
                (Originator of MMCA Auto Owner Trust 1999-1)
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
               (State or Other Jurisdiction of Incorporation)


              333-66063                                33-0570905
       (Commission File Number)                     (I.R.S. Employer
                                                   Identification No.)


       6363 Katella Avenue, Cypress, California        90630-5205
       (Address of Principal Executive Offices)        (Zip Code)


                               (714) 236-1592
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.


EXHIBIT
 NO.             DOCUMENT DESCRIPTION
-------      -------------------------------
 1.1         Underwriting Agreement

 4.1         Amended and Restated Trust Agreement

 4.2         Sale and Servicing Agreement

 4.3         Indenture

 4.4         Administration Agreement

 10.1        Purchase Agreement

 10.2        Yield Supplement Agreement



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MMCA Auto Receivables, Inc.,
                                        as Originator of MMCA Auto Owner
                                        Trust 1999-1

Dated: January 25, 1999
                                       By: /s/ Hideyuki Kitamura
                                          _______________________________
                                          Name:  Hideyuki Kitamura
                                          Title: Secretary & Treasurer




                             INDEX TO EXHIBITS


Exhibit No.  Document Description                          Sequential
                                                             Page No.

1.1          Underwriting Agreement

4.1          Amended and Restated Trust Agreement

4.2          Sale and Servicing Agreement

4.3          Indenture

4.4          Administration Agreement

10.1         Purchase Agreement

10.2         Yield Supplement Agreement